SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 3, 2004


                              PATHMARK STORES, INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                  1-5287                 22-2879612
        (State or other           (Commission            (I.R.S. Employer
        jurisdiction of           File Number)         Identification No.)
        incorporation)


200 Milik Street, Carteret, New Jersey      07008
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (732) 499-3000







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Item 12.  Results of Operations and Financial Condition.

               On June 3, 2004, Pathmark Stores, Inc., a Delaware corporation, issued a press release announcing its results for the first quarter of fiscal year 2004. The press release appearing in Exhibit 99.1, other than the eighth paragraph, is not filed but is furnished hereby.

               A copy of the press release is attached hereto as Exhibit 99.1.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PATHMARK STORES, INC.


Date: June 3, 2004                        By:   /s/ Marc A. Strassler
                                                ------------------------------
                                                Name:   Marc A. Strassler
                                                Title:  Senior Vice President
                                                        and General Counsel

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